ThredUp Inc.
First Quarter 2022 Supplemental Financials

Key Financial Metrics for the Quarter

•Revenue of $72.7 million
•vs. $55.7 million in Q1’FY 2021
•Growth of 30.6% Y/Y
•Record gross profit of $50.2 million
•vs. $39.7 million in Q1’FY 2021
•Growth of 26.5% Y/Y
•Gross margin of 69.1%
•vs. 71.3% in Q1’FY 2021
•GAAP net loss of $20.7 million
•vs. net loss $16.2 million in Q1’FY 2021
•Adjusted EBITDA loss of $13.0 million
•vs. loss of $9.1 million in Q1’FY 2021
•Adjusted EBITDA margin loss of 17.8%
•vs. loss of 16.4% in Q1’FY 2021
•Cash, cash equivalents and marketable securities were $191.1 million at the quarter end
•Total quarter Active Buyers of 1.715 million
•vs. 1.290 million in Q1’FY 2021
•An increase of 32.9% Y/Y
•Total Orders of 1.640 million
•vs. 1.128 million in Q1’FY 2021
•An increase of 45.4% Y/Y

Conference Call and Webcast

•The live call is accessible in the U.S. and Canada at +1 888-394-8218 (code 7893731) and outside of the U.S. and Canada at +1 646-828-8193 (code 7893731)
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com

Financial Outlook

For second quarter 2022, thredUP expects:
•Revenue in the range of $75 million to $77 million
•Gross margin in the range of 67% to 69%
•An adjusted EBITDA margin loss in the range of 19% to 17%
•Depreciation and amortization of approximately $3.8 million
•Stock-based compensation of approximately $4.4 million
•Weighted-average shares of approximately 99.6 million
For fiscal year 2022, thredUP expects:
•Revenue in the range of $315 million to $325 million
•Gross margin in the range of 67% to 69%
•An adjusted EBITDA margin loss in the range of 16% to 14%
•Depreciation and amortization of approximately $16.1 million
•Stock-based compensation of approximately $17.2 million
•Weighted-average shares of approximately 100.3 million

ThredUp Inc.
Condensed Consolidated Income Statements
(in thousands, unaudited)
Three Months Ended	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Revenue:
Consignment revenue	$35,314	$34,914	$33,657	$34,211	$44,688	$48,597	$48,071	$44,758	$47,435
Product revenue	13,001	12,421	13,275	9,222	10,992	11,362	15,203	28,121	25,260
Total revenue	48,315	47,335	46,932	43,433	55,680	59,959	63,274	72,879	72,695
Cost of revenue:
Cost of consignment revenue	8,816	8,297	7,984	9,087	10,832	10,687	10,080	10,257	10,049
Cost of product revenue	6,873	6,027	6,172	4,611	5,130	5,140	7,100	14,434	12,418
Total cost of revenue	15,689	14,324	14,156	13,698	15,962	15,827	17,180	24,691	22,467
Gross profit	32,626	33,011	32,776	29,735	39,718	44,132	46,094	48,188	50,228
Gross margin % of revenue	67.5%	69.7%	69.8%	68.5%	71.3%	73.6%	72.8%	66.1%	69.1%
Operating expenses
Operations, product and technology	25,475	22,149	25,856	27,928	28,312	31,062	32,081	36,624	39,161
Marketing	13,001	10,898	10,614	10,252	15,446	15,957	16,941	15,281	16,978
Sales, general and administrative	7,433	6,438	6,891	7,802	10,638	10,999	12,569	14,608	14,664
Total operating expenses	45,909	39,485	43,361	45,982	54,396	58,018	61,591	66,513	70,803
Operating expenses % of revenue	95.0%	83.4%	92.4%	105.9%	97.7%	96.8%	97.3%	91.3%	97.4%
Operating income (loss)	(13,283)	(6,474)	(10,585)	(16,247)	(14,678)	(13,886)	(15,497)	(18,325)	(20,575)
Operating loss % of revenue	(27.5)%	(13.7)%	(22.6)%	(37.4)%	(26.4)%	(23.2)%	(24.5)%	(25.1)%	(28.3)%
Interest and other (expense) income, net	68	(183)	(419)	(698)	(1,466)	(480)	799	437	(120)
Income (loss) before provision for income taxes	(13,215)	(6,657)	(11,004)	(16,945)	(16,144)	(14,366)	(14,698)	(17,888)	(20,695)
Provision for (benefit from) income taxes	—	—	—	56	27	13	17	23	13
Net income (loss)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)
Net income margin %	(27.4)%	(14.1)%	(23.4)%	(39.1)%	(29.0)%	(24.0)%	(23.3)%	(24.6)%	(28.5)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, unaudited)
Three Months Ended	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Adjusted EBITDA reconciliation
Net income (loss)	$(13,215)	$(6,657)	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)
Add (deduct):
Depreciation and amortization	1,245	1,198	1,425	1,713	2,038	1,861	2,248	3,008	3,271
Stock-based compensation expense	1,442	1,966	1,649	2,279	3,498	2,896	2,995	3,570	3,523
Interest expense	273	224	368	440	559	573	619	524	423
Acquisition and offering related expenses	—	—	—	—	—	—	1,020	251	204
Organizational alignment expenses	—	—	—	—	—	—	—	—	311
Change in value of preferred stock warrant	(172)	(1)	89	285	930	—	—	—	—
Provision for income taxes	—	—	—	56	27	13	17	23	13
Adjusted EBITDA	$(10,427)	$(3,270)	$(7,473)	$(12,228)	$(9,119)	$(9,036)	$(7,816)	$(10,535)	$(12,963)
Adjusted EBITDA margin %	(21.6)%	(6.9)%	(15.9)%	(28.2)%	(16.4)%	(15.1)%	(12.4)%	(14.5)%	(17.8)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, unaudited)
Three Months Ended	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Operations, product and technology	$25,475	$22,149	$25,856	$27,928	$28,312	$31,062	$32,081	$36,624	$39,161
Marketing	13,001	10,898	10,614	10,252	15,446	15,957	16,941	15,281	16,978
Sales, general and administrative	7,433	6,438	6,891	7,802	10,638	10,999	12,569	14,608	14,664
Total operating expenses	45,909	39,485	43,361	45,982	54,396	58,018	61,591	66,513	70,803
Less: Total stock based compensation	1,442	1,966	1,649	2,279	3,498	2,896	2,995	3,570	3,523
Total non-GAAP operating expenses	$44,467	$37,519	$41,712	$43,703	$50,898	$55,122	$58,596	$62,943	$67,280
Non-GAAP operating expenses as a % of revenue	92.0%	79.3%	88.9%	100.6%	91.4%	91.9%	92.6%	86.4%	92.6%

ThredUp Inc.
Stock Based Compensation Details
(in thousands, unaudited)
Three Months Ended	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Stock Based Compensation
Operations, product and technology	$715	$870	$987	$1,167	$1,350	$984	$1,024	$883	$1,392
Marketing	174	283	278	332	437	289	341	338	333
Sales, general and administrative	553	813	384	780	1,711	1,623	1,630	2,349	1,798
Total	$1,442	$1,966	$1,649	$2,279	$3,498	$2,896	$2,995	$3,570	$3,523

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Assets
Current assets
Cash and cash equivalents	$246,514	$173,058	$160,912	$84,550	$68,597
Marketable securities	—	57,382	100,762	121,277	115,189
Accounts receivable, net	1,726	1,545	1,895	4,136	2,971
Inventory, net	3,482	4,362	4,106	9,825	12,025
Other current assets	3,168	6,425	7,773	8,625	9,634
Total current assets	254,890	242,772	275,448	228,413	208,416
Operating lease right-of-use assets	22,338	21,272	20,455	39,340	42,937
Property and equipment, net	43,562	45,490	49,451	55,466	73,132
Goodwill	—	—	—	12,238	12,043
Intangible assets	—	—	—	13,854	12,942
Other assets	2,980	2,837	4,864	11,515	11,558
Total assets	$323,770	$312,371	$350,218	$360,826	$361,028

Liabilities and Stockholder's Equity
Current liabilities
Accounts payable	$14,540	$11,359	$8,407	$13,336	$19,529
Accrued and other current liabilities	37,720	39,515	46,427	45,253	50,970
Seller payable	15,194	16,709	18,306	19,125	20,640
Operating lease liabilities, current	3,095	2,845	2,757	3,931	4,433
Current portion of long-term debt	5,736	7,746	7,757	7,768	7,780
Total current liabilities	76,285	78,174	83,654	89,413	103,352
Operating lease liabilities, non-current	20,811	20,029	19,225	36,997	42,030
Long-term debt	33,320	31,393	29,478	27,559	25,634
Other non-current liabilities	1,927	1,937	2,187	1,123	2,324
Total liabilities	132,343	131,533	134,544	155,092	173,340
Convertible preferred stock	—	—	—	—	—
Common stock	9	9	10	10	10
Additional paid in capital	459,756	463,582	513,124	522,161	526,533
Accumulated other comprehensive loss	—	(36)	(28)	(1,094)	(2,804)
Accumulated deficit	(268,338)	(282,717)	(297,432)	(315,343)	(336,051)
Total stockholder's equity	191,427	180,838	215,674	205,734	187,688
Total liabilities, convertible preferred stock and stockholders’ equity	$323,770	$312,371	$350,218	$360,826	$361,028

ThredUp Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)
Three Months Ended	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Cash flows from operating activities
Net loss	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	2,038	1,861	2,248	3,008	3,271
Stock-based compensation expense	3,498	2,896	2,995	3,570	3,523
Reduction of the carrying amount of right-of-use assets	1,318	1,066	817	784	1,398
Changes in fair value of convertible preferred stock warrants and others	1,048	131	589	574	481
Changes in operating assets and liabilities:
Accounts receivable, net	97	181	(350)	(1,117)	1,143
Inventory, net	37	(880)	256	(2,154)	(2,313)
Other current and non-current assets	(457)	(2,907)	(1,356)	(1,606)	(2,162)
Accounts payable	4,722	(2,006)	(2,142)	297	1,601
Accrued and other current liabilities	4,784	3,387	5,911	(4,831)	4,912
Seller payable	1,470	1,515	1,597	490	1,521
Operating lease liabilities	(1,311)	(1,032)	(892)	(729)	539
Other non-current liabilities	4	—	—	(1,262)	115
Net cash (used in) provided by operating activities	1,077	(10,167)	(5,042)	(20,887)	(6,679)

Cash flows from investing activities
Purchases of marketable securities	—	(57,418)	(45,297)	(22,502)	—
Purchases of non-marketable equity investment	—	—	—	(3,750)	—
Acquisition of business, net of cash acquired	—	—	—	(23,581)	—
Purchase of property and equipment	(4,099)	(4,900)	(6,208)	(4,621)	(12,638)
Maturities of marketable securities	—	—	1,600	1,200	4,726
Net cash used in investing activity	(4,099)	(62,318)	(49,905)	(53,254)	(7,912)

Cash flows from financing activities
Proceeds from debt issuances	4,625	—	—	—	—
Repayment of debt	—	—	(2,000)	(2,000)	(2,000)
Proceeds from issuance of Class A common stock upon initial public offering and the follow-on offering, net of underwriting discounts and commissions	180,284	—	46,621	—	—
Proceeds from exercise of common stock options and withholding taxes for the net share settlement of RSU’s	1,875	930	948	1,424	809
Payment of costs for the initial public offering and follow-on offering	(1,733)	(1,900)	(618)	(478)	—
Proceeds from ESPP purchase	—	—	—	982	—
Net cash (used in) provided by financing activities	185,051	(970)	44,951	(72)	(1,191)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(64)	(172)
Net (decrease) increase in cash, cash equivalents and restricted cash	182,029	(73,455)	(9,996)	(74,277)	(15,954)
Cash, cash equivalents and restricted cash and cash equivalents
Beginning of period	67,539	249,568	176,113	166,117	91,840
End of period	$249,568	$176,113	$166,117	$91,840	$75,886

About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 125 million unique secondhand items from 35,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.

Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the second quarter and full year of 2022; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments; the success of our RaaSⓇ model and the timing and plans for future RaaSⓇ clients; and our ability to attract new Active Buyers.

The forward-looking statements contained in this financial supplement are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q that will be filed following this earnings release. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.

Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account in our marketplace. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplace, including through our RaaSⓇ partners, in a given period, net of cancellations.

Non-GAAP Financial Measures
This financial supplement contains non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA margin. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA and Adjusted EBITDA margin, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken collectively with our GAAP results, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA and Adjusted EBITDA margin is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP measure used by other companies.

A reconciliation is provided above for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, interest expense, acquisition, offering and other expenses, organizational alignment expenses, change in fair value of convertible preferred stock warrant liability and provision for income taxes.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the second quarter of 2022 and full year of 2022, depreciation and amortization is expected to be $3.8 million and $16.1 million, respectively. In addition, for the second quarter of 2022 and full year 2022, stock-based compensation expense is expected to be $4.4 million and $17.2 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.